Exhibit 10.22

Certain information has been excluded as marked by [*] from this exhibit because it (i) is not material and (ii) would be competitively harmful if publicly disclosed.

IPO ACCELERATION AND MANDATORY PREPAYMENT AGREEMENT

This IPO Acceleration and Mandatory Prepayment Agreement (this “Acceleration Agreement”) dated as of December 26th 2025, is made between EXYN TECHNOLOGIES, INC. (“Borrower”) and MAXIMCASH SOLUTIONS, LLC as lender (the “Lender”), pursuant to that certain Business Loan and Security Agreement entered into as of the date hereof between the parties hereto (the “Loan Agreement”). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

RECITALS

A.	Borrower and Lender have contemporaneously entered into that certain Loan Agreement December 26th 2025 as of the date hereof pursuant to which, among other covenants and representations and warranties

B.	The parties desire to clarify that the consummation of an initial public offering shall result in automatic acceleration and repayment of the Loan.

Now, therefore, for consideration duly received it is hereby agreed as follows:

1.            Mandatory Prepayment Upon IPO. Notwithstanding anything to the contrary contained in the Loan Agreement or any other Loan Document, upon the consummation of the Borrower’s initial public offering of equity securities (the “IPO”), or similar public company event, the outstanding principal balance of the Loan, together with all accrued and unpaid interest, fees, costs, premiums, and all other amounts owing under the Loan Documents, shall automatically and immediately become due and payable in full, without notice or demand. Such payment shall be made contemporaneously with, and as a condition to, the closing of the IPO. The Borrower acknowledges that an IPO constitutes a mandatory prepayment event and shall not be deemed a voluntary prepayment.

2.            No Impact on Equity Kicker. The mandatory prepayment of the Loan pursuant to this Acceleration Agreement shall not:

(a)	reduce, offset, or otherwise affect the Lender’s entitlement to the Equity Kicker Shares;

(b)	impair any rights granted under the Equity Kicker and Registration Rights Agreement; or

(c)	be deemed satisfaction or extinguishment of any equity-based consideration.

3.            Notice and Cooperation. The Borrower shall provide the Lender with reasonable prior written notice of the anticipated IPO closing date and shall cooperate in good faith to effectuate repayment of the Loan in accordance with this Agreement.

4.            Governing Law. This Acceleration Agreement shall be governed by and construed in accordance with the laws of the State of Utah, without regard to conflict-of-laws principles.

[Signature Page Below]

Signature Page

The undersigned hereby, as a duly and appointed authorized agent of Borrower and each Secured Guarantor, and in each signer’s individual as a Guarantor, affirm that each has read and understand the terms and conditions of, consent to and agree to be bound by, the attached Agreement and the attached Authorization Agreement.

Borrower: EXYN TECHNOLOGIES, INC.

/s/ Brandon Torres Declet	12/26/2025
Signature of Authorized Officer of Borrower	Date

Brandon Torres Declet	CEO
Printed Name of Signer	Title of Signer

[*]
Tax ID of Borrower

Guarantor: EXYN TECHNOLOGIES, INC.

/s/ Brandon Torres Declet	12/26/2025
Signature of Authorized Officer of Borrower	Date

Brandon Torres Declet
Printed Name of Signer

Secured Guarantor: EXYN TECHNOLOGIES, INC.

/s/ Brandon Torres Declet	12/26/2025
Signature of Authorized Officer of Borrower	Date

Brandon Torres Declet	CEO
Printed Name of Signer	Title of Signer

[*]
Tax ID of Borrower

For Lenders Use Only: This Agreement has been received and accepted by Lender in Utah after being signed by Borrower and any Guarantor(s) (including any Secured Guarantor(s))

Lender: MAXIMCASH SOLUTIONS LLC

/s/ Stephen Cherner	12/26/2025
Signature of Authorized Officer of Lender	Date

Stephen Cherner	CEO
Printed Name of Signer	Title of Signer